Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John E. Yetter, Vice President and Chief Financial Officer of Derma Sciences, Inc., hereby certify that the Annual Report on Form 10-K for the period ended December 31, 2014 of Derma Sciences, Inc. (the “Form 10-K”) upon my best knowledge and belief fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.

Dated: March 11, 2015	/s/ John E. Yetter
John E. Yetter, CPA
Executive Vice President, Finance and Chief Financial Officer
(Principal Financial Officer)